Convertible Loan	12 Months Ended
Dec. 31, 2011
Convertible Loan [Abstract]
Convertible Loan
Note 14 - Convertible Loan

On August 23, 2005 (the "closing date") the Company raised $5,000 as a convertible loan from FIMI Opportunity Fund L.P and FIMI Israel Opportunity Fund, Limited Partnership ("FIMI"). The loan was payable in three equal annual payments starting at the third anniversary of the closing date.
The third and final portion of the loan was repaid in August 2010, as per the original agreement.